                                                                 Exhibit 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                            36-3800435
(State of incorporation                             (I.R.S. employer
if not a U.S. national bank)                        identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                   60602
(Address of principal executive offices)            (Zip code)

                         ---------------------------

                              ARGO-TECH CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                           31-1521125
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

23555 Euclid Avenue
Cleveland, Ohio                                    44117
(Address of principal executive offices)           (Zip code)

                             ADDITIONAL REGISTRANTS
                       ARGO-TECH CORPORATION (AFTERMARKET)

             (Exact name of registrant as specified in its charter)

      DELAWARE                              3724                                 91-1797229

(State or other jurisdiction of  (Primary standard industrial                 (I.R.S. employer
incorporation or organization)    classification code number)               identification number)



                               23555 EUCLID AVENUE
                              CLEVELAND, OHIO 44117
                                 (216) 692-6000

      (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           ARGO-TECH CORPORATION (HBP)

             (Exact name of registrant as specified in its charter)

      DELAWARE                              6512                                 06-1100916

(State or other jurisdiction of  (Primary standard industrial                 (I.R.S. employer
incorporation or organization)    classification code number)               identification number)


                               23555 EUCLID AVENUE
                              CLEVELAND, OHIO 44117
                                 (216) 692-6000

      (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           ARGO-TECH CORPORATION (OEM)

                 (Exact name of registrant as specified in its charter)

      DELAWARE                              3724                                 31-1521120

(State or other jurisdiction of  (Primary standard industrial                 (I.R.S. employer
incorporation or organization)    classification code number)               identification number)


                               23555 EUCLID AVENUE
                              CLEVELAND, OHIO 44117
                                 (216) 692-6000

     (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        ARGO-TECH CORPORATION COSTA MESA

             (Exact name of registrant as specified in its charter)

      CALIFORNIA                            3728                                 33-0198905

(State or other jurisdiction of  (Primary standard industrial                 (I.R.S. employer
incorporation or organization)    classification code number)               identification number)


                            671 W. SEVENTEENTH STREET
                        COSTA MESA, CALIFORNIA 92627-3605
                                 (949) 764-2200

     (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 DURODYNE, INC.

             (Exact name of registrant as specified in its charter)

      ARIZONA                               3052                                86-0301202

(State or other jurisdiction of  (Primary standard industrial                (I.R.S. employer
incorporation or organization)    classification code number)              identification number)


                               850 EAST TETON ROAD
                              TUCSON, ARIZONA 85076
                                 (520) 294-3491

      (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          9-1/4% Senior Notes Due 2011
                       (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
               Name                                       Address
--------------------------------------------------------------------------------
    Office of Banks & Trust Companies        500 E. Monroe Street
    of the State of Illinois                 Springfield, Illinois 62701-1532

    Federal Reserve Bank of Chicago          230 S. LaSalle Street
                                             Chicago, Illinois 60603


     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 14th day of September, 2004.


                                          BNY Midwest Trust Company

                                          By:     /s/ C. Potter
                                               --------------------------------
                                               Name:  C. Potter
                                               Title: Assistant Vice President

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on June 30, 2004, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                                  ASSETS                                THOUSANDS OF DOLLARS
                                  ------                                --------------------
                                                                               (000)
1.    Cash and Due from Depository Institutions................               40,186

2.    U.S. Treasury Securities.................................                - 0 -

3.    Obligations of States and Political Subdivisions.........                - 0 -

4.    Other Bonds, Notes and Debentures........................                - 0 -

5.    Corporate Stock..........................................                - 0 -

6.    Trust Company Premises, Furniture, Fixtures and
      Other Assets Representing Trust Company Premises.........                  658

7.    Accounts Receivable......................................                5,039

8.    Goodwill.................................................               86,813

9.    Intangibles .............................................                  -0-

10.   Other Assets ............................................                4,166

      (Itemize amounts greater than 15% of Line 10)

            Income Taxes Receivable.......................4,109
            ---------------------------------------------------


11.   TOTAL ASSETS.............................................              136,862

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602


                                   LIABILITIES                                    THOUSANDS OF DOLLARS
                                   -----------                                    --------------------
12.   Accounts Payable...............................................                         2

13.   Taxes Payable..................................................                         0

14.   Other Liabilities for Borrowed Money...........................                    25,425

15.   Other Liabilities..............................................

      (Itemize amounts greater than 15% of Line 14)

            Reserve for Taxes......................... 10,075
                                                                                         10,529

16.   TOTAL LIABILITIES                                                                  35,956
                                 EQUITY CAPITAL
                                 --------------

17.   Preferred Stock................................................                     - 0 -

18.   Common Stock...................................................                     2,000

19.   Surplus........................................................                    67,130

20.   Reserve for Operating Expenses.................................                     - 0 -

21.   Retained Earnings (Loss).......................................                    31,776

22.   TOTAL EQUITY CAPITAL...........................................                   100,906

23.   TOTAL LIABILITIES AND EQUITY CAPITAL...........................                   136,862

I,    Robert L. DePaola, Vice President
 -----------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.



                              /s/ Robert L. DePaola
              -----------------------------------------------------
                (Signature of Officer Authorized to Sign Report)


Sworn to and subscribed before me this 23rd day of  January        , 2004.
                                       ----       -----------------  ----

My Commission expires May 15, 2007.
                      ------------
                                         /s/ Joseph A. Giacobino, Notary Public
                                        ------------------------

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.

Emmie Chan                                          Assistant Treasurer
---------------------------------------   ------------------------------------
Name                                                      Title

(212) 437-5639
------------------------------------------------------------------------------
Telephone Number (Extension)


eychan@bankofny.com
---------------------------------------
E-mail